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                                                                  EXHIBIT 10.1B

                               SECOND AMENDMENT TO
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                          THE MILLS LIMITED PARTNERSHIP

            THIS SECOND AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT OF THE MILLS LIMITED PARTNERSHIP (this "Amendment"), dated as of May 11, 2001, is entered into by The Mills Corporation, a Delaware corporation, as general partner (the "General Partner") of The Mills Limited Partnership (the "Partnership"), for itself and on behalf of the limited partners of the Partnership.

            WHEREAS, the General Partner has entered into a Securities Purchase Agreement, dated as of April 27, 2001, pursuant to which the General Partner has issued shares of a newly created series of capital stock, designated Series A Cumulative Convertible Preferred Stock (the "SERIES A PREFERRED STOCK");

            WHEREAS, the General Partner has previously amended the Partnership Agreement (as defined below) to establish a new class of Units, entitled Series A Cumulative Convertible Preferred Partnership Units (the "SERIES A PREFERRED PARTNERSHIP UNIT");

            WHEREAS, Section 4.2(A) of the Limited Partnership Agreement of the Partnership, as amended (as heretofore further amended, the "Partnership Agreement") authorizes the General Partner to cause the Partnership to issue additional Partnership Units in one or more classes or series, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, all as determined by the General Partner;

            WHEREAS, the General Partner is entering into a First Amendment to Securities Purchase Agreement, dated as of May 11, 2001, and an Amended and Restated Ownership Limit Waiver Agreement, dated as of May 11, 2001, pursuant to which the General Partner has agreed to cause the Partnership to issue units of a newly created series of Partnership Units, designated Series A-2 Cumulative Convertible Preferred Partnership Unit (the "SERIES A-2 PREFERRED PARTNERSHIP UNIT"), in lieu of or in exchange for Series A Preferred Stock;

            WHEREAS, in connection with the issuance of the Series A-2 Preferred Partnership Unit, the General Partner desires to amend certain of the terms of the Series A Preferred Partnership Unit;

            WHEREAS, pursuant to the authority granted to the General Partner pursuant to Section 11.1(A) of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement (i) to establish a new class of Units, to be entitled Series A-2 Cumulative Convertible Preferred Partnership Units, and to set forth the designations, rights, powers, preferences and duties of such Series A-2 Preferred Partnership Units, which are substantially the same as those of the Series A Preferred Stock, and (ii) to amend and restate Section 4.2(D) and Exhibit 4 to the Partnership Agreement to, among


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other things, re-designate the Series A Preferred Partnership Units as Series
A-1 Cumulative Convertible Preferred Partnership Units.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement, as follows:

            1. AMENDMENT TO ARTICLE II. The second sentence of the definition of "Partnership Unit" appearing Article II of the Partnership Agreement is hereby deleted and the following sentence is inserted in its place:

            The ownership of Partnership Units may be evidenced by such form of certificate as the General Partner may adopt from time to time on behalf of the Partnership.

            2.    AMENDMENTS TO SECTION 4.2.

                  (A) Section 4.2(D) of the Partnership Agreement is hereby amended and restated in its entirety as follows:

                  D. Series A-1 Preferred Partnership Units. Under the authority granted to it by Section 4.2(A) hereof, the General Partner hereby establishes an additional class of Preferred Partnership Units entitled "Series A-1 Cumulative Convertible Preferred Partnership Units" (the "SERIES A-1 PREFERRED PARTNERSHIP UNITS"). Series A-1 Preferred Partnership Units shall have the designations, preferences, rights, powers and duties as set forth in EXHIBIT 4 hereto.

                  (B) Section 4.2 of the Partnership Agreement is hereby further amended by adding after Section 4.2(D) the following section:

                  E. Series A-2 Preferred Partnership Units. Under the authority granted to it by Section 4.2(A) hereof, the General Partner hereby establishes an additional class of Preferred Partnership Units entitled "Series A-2 Cumulative Convertible Preferred Partnership Units" (the "SERIES A-2 PREFERRED PARTNERSHIP UNITS"). Series A-2 Preferred Partnership Units shall have the designations, preferences, rights, powers and duties as set forth in EXHIBIT 5 hereto.

            3. AMENDMENT AND RESTATEMENT OF SECTION 6.8(D). Section 6.8(D) is hereby amended and restated in its entirety as follows:

                  (D) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to avoid the General Partner incurring any taxes under Section 857 or Section 4981 of the Code, is


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expressly authorized under this Agreement. Any such action or omission is deemed approved by all of the Limited Partners, other than the Limited Partners who are holders of Series A-2 Preferred Partnership Units, and the General Partner shall use its best efforts to avoid adversely affecting the rights, including economic interests, of the holders of Series A-2 Preferred Partnership Units in taking any such action.

            4. AMENDMENT TO SECTION 8.4. The following Section 8.4(F) shall be inserted as a new subsection following Section 8.4(E):

                  (F) Notwithstanding Sections 8.4(A) - (E), Limited Partners who are holders of Series A-2 Preferred Partnership Units may transfer all or any portion of such units without obtaining the consent of the General Partner, provided that no Transfer of Series A-2 Preferred Partnership Units shall be made if such Transfer would (i) in the opinion of Partnership counsel, cause the Partnership to be terminated for federal income tax purposes or to be treated as an association taxable as a corporation (rather than a partnership) for federal income tax purposes, unless counsel to the holders of Series A-2 Preferred Partnership Units, reasonably acceptable to the General Partner, shall provide an opinion reasonably acceptable to the General Partner that such Transfer would not cause such termination and partnership tax treatment; (ii) be effected through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704; (iii) in the opinion of Partnership counsel, such Transfer would violate the provisions of applicable securities laws; or (iv) violate any law, rule or regulation binding on the Partnership.

            5. AMENDMENTS TO SECTION 8.5.

                  (A) Section 8.5 (A)(3) shall be amended and restated in its entirety as follows:

                  (3) The assignor or transferee pays all costs and fees incurred or charged by the Partnership to effect the Transfer and substitution except in the case of a transfer of Series A-2 Preferred Partnership Units, in which case the assignor or transferee shall pay only transfer taxes incurred by the Partnership to effect the Transfer; and

                  (B) Section 8.5(A)(4) shall be amended and restated in its entirety as follows:

                  (4) The assignor or transferee obtains the written Consent of the General Partner, which may be given or withheld in its sole and absolute discretion, except that such consent shall not be required in the case of a transfer of Series A-2 Preferred Partnership Units.

            6. EXHIBITS TO PARTNERSHIP AGREEMENT.

                  A. The General Partner shall maintain the information set forth in EXHIBIT 1 to the Partnership Agreement, as such information shall change from time to time, in such form as the General Partner deems appropriate for the conduct of the


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Partnership's affairs, and EXHIBIT 1 shall be deemed amended from time to time to reflect the information so maintained by the General Partner, whether or not a formal amendment to the Partnership Agreement has been executed amending such
EXHIBIT 1. In addition to the designation of Series A-2 Preferred Partnership Units pursuant to this Second Amendment, such information shall reflect (and
EXHIBIT 1 shall be deemed amended from time to time to reflect) the issuance of any additional Partnership Units to the General Partner or any other Person, the transfer of Partnership Units and the redemption of any Partnership Units, all as contemplated herein.

                  B. EXHIBIT 4 to the Partnership Agreement is hereby amended and restated in its entirety by the EXHIBIT 4 attached hereto.

                  C. The Partnership Agreement is hereby amended by attaching thereto as EXHIBIT 5 the EXHIBIT 5 attached hereto.

            4. CERTAIN CAPITALIZED TERMS. All capitalized terms used in this Second Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

            5. SEVERABILITY: If any term or other provision of this Second Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms and provisions of this Second Amendment shall remain in full force and effect and shall in no way be effectively impaired or invalidated.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


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            IN WITNESS WHEREOF, the undersigned has executed this Second
Amendment to Limited Partnership Agreement as of the date first set forth above.

                                    THE MILLS CORPORATION,
                                    as General Partner of
                                    The Mills Limited Partnership
                                    and on behalf of existing Limited Partners


                                    By: /s/ Peter B. McMillan
                                        ----------------------------------------
                                    Name: Peter B. McMillan
                                         ---------------------------------------
                                    Title: President and Chief Operating Officer
                                          --------------------------------------


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